October 7, 2021

Supplement

SUPPLEMENT DATED OCTOBER 7, 2021 TO PROSPECTUS OF

Morgan Stanley Europe Opportunity Fund, Inc., dated February 26, 2021
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 26, 2021
Morgan Stanley Insight Fund, dated March 30, 2021
Morgan Stanley Mortgage Securities Trust, dated February 26, 2021
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2021

Effective October 29, 2021, the following is hereby added as a category of purchases of Class A shares not subject to a front-end sales charge in the section of each Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Other Sales Charge Waivers":

•  Current employees of financial intermediaries or their affiliates that have executed a selling agreement with the Distributor, such persons' spouses, children under the age of 21, and trust accounts for which any such person is a beneficiary, as permitted by internal policies of their employer.

Please retain this supplement for future reference.

MSFESCPROSPT 10/21